UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): May 5, 2009

                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                000-51446               02-0636095
   (State of Incorporation)      (Commission            (IRS employer
                                 File Number)        identification no.)


             121 South 17th Street
               Mattoon, Illinois                     61938-3987
   (Address of principal executive offices)          (Zip code)


     Registrant's telephone number, including area code: (217) 235-3311

                               Not Applicable
        (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ] Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

   [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
        Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                  COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

        AMENDED AND RESTATED CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. 2005 LONG-TERM INCENTIVE PLAN

        On May 5, 2009, the stockholders of Consolidated Communications Holdings, Inc. (the "Company") approved the Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan (As Amended and Restated Effective May 5, 2009) (the "Plan"). The Board of Directors of the Company (the "Board") had approved the Plan on March 9, 2009 subject to stockholder approval.

        The Plan is a compensation plan that provides for grants of stock options, stock appreciation rights, stock awards and stock unit awards to eligible employees and non-employee directors and grants of cash awards to eligible employees.

        The Plan was submitted for approval by the Company's stockholders to ensure that certain awards qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"), and are thus fully deductible by the Company for federal income tax purposes. In addition, the Plan has been amended to among other things: (i) expand the list of performance criteria to which awards may be subject; (ii) provide for the payment of dividends with respect to stock unit awards as well as stock awards, but limit the payment of dividends on performance-based stock and stock unit awards such that they are paid only to the extent the related performance goals are satisfied; (iii) add share withholding as an alternative by which to pay the option exercise price; and (iv) provide for the settlement of stock unit awards in shares of stock as well as cash.

        The material terms of the Plan are:

        NUMBER OF SHARES AND MAXIMUM CASH INCENTIVE PAYMENTS. The number of shares of the Company's common stock that may be issued under the Plan remains at 750,000 shares. Of these 750,000 shares: (i) the maximum number of shares issued as stock options to any participant in any calendar year is 300,000; (ii) the maximum number of shares pursuant to which stock appreciation rights are issued to any participant in any calendar year is 300,000; (iii) no stock awards or stock unit awards made in any calendar year can relate to shares having a fair market value on the date of grant that exceeds $6,000,000; and (iv) the maximum number of non-forfeitable shares subject to stock awards or stock unit awards that may be issued under the Plan is 300,000. In addition, no more than $5,000,000 may be paid to a participant for each year in any performance period under a Cash Incentive Program.

        Shares issuable under the Plan may be authorized but unissued shares or treasury shares. If there is a lapse, forfeiture, expiration, termination or cancellation of any award made under the Plan for any reason, the shares subject to the award will again be available for issuance. In addition, any shares subject to an award that are used as payment for an award or payment of withholding taxes due in connection with an award will again be available for issuance, and such shares will not count toward the number of shares issued under the Plan. The number of shares of common stock issuable under the Plan is subject to adjustment in the event of certain changes in the capital structure of the Company or similar transactions, and in each case, the Committee (as defined below) has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Plan.

        No award granted under the Plan may be transferred, except by will and the laws of descent and distribution, or as permitted by the Committee with respect to a stock-based award transferred without value by the participant during his lifetime for estate planning purposes.

        ADMINISTRATION. The Plan is administered by the Compensation Committee of the Board (the "Committee"). All members of the Committee satisfy the "non-employee director" definition under Rule 16b-3 of the Securities Exchange Act of 1934 and the "outside director" definition under Section 162(m) of the Code. The Committee has full authority to select the individuals who will receive awards under the Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards.

        ELIGIBILITY. All employees of the Company designated by the Committee and all non-employee directors of the Company are eligible to receive awards under the Plan.

        AWARDS TO PARTICIPANTS. The Plan provides for awards of stock options, stock appreciation rights, stock awards and stock unit awards to all participants and for cash awards to participants who are employees. Each stock-based award made under the Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Plan.

        STOCK OPTIONS. The Committee has the discretion to grant non-qualified stock options and incentive stock options to participants and to set the terms and conditions applicable to the options, including the type of option, the number of shares subject to the option and the vesting schedule; provided that the exercise price of each stock option shall not be less than the closing sales price of the Company's common stock on the date on which the option is granted ("fair market value") and each option shall expire 10 years from the date of grant. Additional rules apply to incentive stock options.

        STOCK APPRECIATION RIGHTS. The Committee has the discretion to grant stock appreciation rights to participants. Each right entitles the participant to receive the difference between the fair market value of the common stock on the date of exercise of the right and the exercise price thereof, multiplied by the number of shares with respect to which the right is being exercised. The stock appreciation right may be issued independently or together with a stock option, in which case the exercise of a stock appreciation right will cancel the related option with respect to the same number of shares for which the stock appreciation right was exercised, and the exercise of an option will cancel the related stock appreciation right with respect to the same number of shares for which the option was exercised. Upon exercise, the stock appreciation right will be paid in cash or in shares of common stock (based upon the fair market value on the date of exercise) or a combination thereof, as set forth in the award agreement. The Committee has the discretion to set the terms and conditions applicable to stock appreciation rights, provided that
   (i) the exercise price of each stock appreciation right will be not less than the fair market value of the common stock on the date of grant, and (ii) each stock appreciation right will expire 10 years from the date of grant.

        STOCK AWARDS. The Committee has the discretion to grant stock awards to participants. The number of shares awarded to each participant, and the restrictions, terms and conditions of the award, will be at the discretion of the Committee. Subject to the restrictions, a participant will be a stockholder with respect to the shares awarded to him and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends on the shares; provided that dividends otherwise payable on any performance-based stock award, or stock dividends otherwise payable with respect to any stock award, will be held by the Company and will be paid only to the holder of the stock award to the extent the restrictions on such stock award lapse.

        STOCK UNIT AWARDS. The Committee has the discretion to grant stock unit awards to participants. Each stock unit entitles the participant to receive, on a specified date or event set forth in the award agreement, one share of common stock of the Company or cash equal to the fair market value of one share on such date or event, as provided in the award agreement. The number of stock units awarded to each participant, and the terms and conditions of the award, will be at the discretion of the Committee. A participant will not be a stockholder with respect to the stock units awarded to him prior to the date they are settled in shares of common stock. Until the restrictions on the stock units lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares; provided that such dividend equivalents otherwise payable on any performance-based stock unit award, or stock dividend equivalents otherwise payable on any stock unit award, will be held by the Company and will be paid only to the holder of the stock unit award to the extent the restrictions on such stock unit award lapse.

        CASH INCENTIVE AWARDS. The Committee has the discretion to adopt one or more Cash Incentive Programs, pursuant to which employees will be eligible for cash payments based upon the level of attainment of pre-established performance goals set by the Committee with respect to a performance period (which the Committee sets with a duration of one to five years). The Committee has the discretion to set the terms and conditions applicable to the cash incentive award, including the eligible employees, the performance criteria and goals and the amount of payments to be made upon attainment of the goals.

        PERFORMANCE-BASED COMPENSATION. The Committee in its discretion may provide that any stock award or stock unit award will be subject to attainment of performance goals, including those that qualify the awards as "performance-based compensation" under Section 162(m) of the Code so that they are fully deductible by the Company for federal income tax purposes. Payments under any Cash Incentive Program shall be subject to the attainment of performance goals, including those that qualify the payment as performance-based compensation under
   Section 162(m) of the Code. In such case, the Committee will establish performance goals for certain performance periods and targets for achievement of the performance goals, and the performance-based restrictions on the stock award or stock unit award will lapse, and cash incentive payments will be made, if the performance goals and targets are achieved for the designated performance period. The performance goals will be based on one or more of the following criteria: (i) free cash flow; (ii) free cash flow per share;
   (iii) earnings before interest, taxes, depreciation, and amortization ("EBITDA"); (iv) improvement in EBITDA margins; (v) revenue growth;
   (vi) maintenance of targeted capital structure and leverage ratios;
   (vii) pre- or after-tax net income; (viii) earnings per share;
   (ix) share price performance; (x) total stockholder returns;
   (xi) economic value added; (xii) dividend payout ratio;
   (xiii) broadband subscriber net additions; (xiv) customer service operating results; (xv) network performance; and (xvi) any other criteria the Committee deems appropriate. Performance goals may be adjusted for any extraordinary items or other unusual or non-recurring items (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee.

        PROVISIONS RELATING TO A "CHANGE IN CONTROL" OF THE COMPANY. The Plan provides that if there is a "change in control" of the Company (as defined in Section 15 of the Plan), and there is no assumption of outstanding awards by the successor entity, or conversion of outstanding awards into comparable equity awards of the successor entity, then as of the effective date of the change in control all stock options and stock appreciation rights will vest and all restrictions on all outstanding stock awards and stock unit awards will lapse, and if any restrictions relate to satisfying performance goals, the performance goals will be deemed satisfied at target levels (unless the target level was exceeded for any performance goal before the effective date of the change in control, in which case the restrictions will lapse based on actual attainment of the performance goal). If required by the terms of the transaction, the Committee has the right to cancel such grants after having given the participants a reasonable time to exercise the options and stock appreciation rights and take necessary action to receive stock or cash pursuant to stock and stock unit awards. The Plan also provides that if in connection with the change in control the Plan awards are assumed or converted by the successor entity as described above, and within 24 months following the effective date of the change in control the participant's employment is terminated without cause or the participant terminates employment for good reason, or a participant who is a director is asked to resign for other than cause, all stock options and stock appreciation rights will vest and all restrictions on all outstanding stock awards and stock unit awards will lapse, and if any restrictions relate to satisfying performance goals, the performance goals will be deemed satisfied at target levels (unless the target level was exceeded for any performance goal before the date of termination of employment or service, in which case the restrictions will lapse based on actual attainment of the performance goal).

        AMENDMENT AND TERMINATION OF THE PLAN; TERM OF THE PLAN. The Board may terminate, suspend or amend the Plan from time to time, without the approval of the stockholders, unless such approval is required by applicable law or stock exchange rule, provided that
   (i) no amendment shall be made to the Plan's change in control provisions after the date of the change in control which would adversely affect any rights that would vest on the effective date of the change in control, and (ii) no amendment shall result in the modification or cancellation of an award without the written consent of the participant, unless there is a dissolution, liquidation, change in control or change in capital structure of the Company. Notwithstanding the foregoing, there shall be no amendment to the Plan or any award agreement that results in the repricing of stock options without stockholder approval (except in the case of an equitable adjustment to the awards to reflect changes in the capital structure of the Company or similar events).

        TERM OF PLAN. The term of the Plan has been extended from July 21, 2015 to May 5, 2019 (i.e., 10 years after the effective date of the Plan as amended and restated).

   ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

   (d)  EXHIBITS.

   Exhibit No.    Description
   -----------    -----------

   10.1 Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan (As Amended and Restated Effective May 5, 2009) (incorporated by reference to Exhibit A to the Company's 2009 Proxy Statement for the Annual Meeting held on May 5, 2009).







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date: May 5, 2009
                            Consolidated Communications Holdings, Inc.


                            By:  /s/ Steven L. Childers

                                 --------------------------------------
                                 Name: Steven L. Childers
                                 Title: Senior Vice President and
                                        Chief Financial Officer







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------
   10.1           Consolidated Communications Holdings, Inc. 2005 Long-
                  Term Incentive Plan (As Amended and Restated Effective
                  May 5, 2009) (incorporated by reference to Exhibit A to the Company's 2009 Proxy Statement for the Annual
                  Meeting held on May 5, 2009).